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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To TeleSpectrum Worldwide Inc:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-52545), (File No. 333-20493), (File No. 333-52837) and (File No. 333-52895).


                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania,
   April 29, 2002